Exhibit 99.1

                    HyperFeed Reports Year End 2003 Results


    CHICAGO--(BUSINESS WIRE)--March 10, 2004--HyperFeed Technologies, Inc. (Nasdaq: HYPR), a provider of ticker plant technologies and managed services to exchanges, financial institutions, content providers, channel partners and value-added resellers today reported results for the year ended December 31, 2003.
    HyperFeed's revenue in 2003 was $1.6 million versus $0.9 million in 2002, representing an increase of 78% year over year. The Company reported $1.6 million in net income in 2003, or $0.56 per share, versus a net loss of ($4.4) million, or ($1.80) per share, in 2002. Included in net income for 2003 is $5.7 million, net of taxes, from the gain and income from discontinued operations as a result of the sale of the Company's consolidated market data feed business. HyperFeed's cash position as of December 31, 2003 was $4.7 million, an increase of $3.6 million, or 327%, over December 31, 2002.
    In the second half of 2003, HyperFeed refocused its business strategy to leverage its core ticker plant technologies to serve our target markets of exchanges, large financial institutions and content providers. Commenting on the results, Mr. Paul Pluschkell, President and CEO said, "2003 proved to be a milestone year for HyperFeed. We successfully divested our lower margin business, significantly reduced our overhead, and built a strong cash position with no long-term debt. I believe that these actions will better position us for success for 2004."
    Mr. Pluschkell further adds, "During 2003, we entered into contracts to provide our MEPS and H!Box products and services to quality customers like Chicago Board Options Exchange, Philadelphia Stock Exchange, MoneylineTelerate, Sage and Interactive Data Corporation (Comstock), demonstrating a competitive advantage of our strategy within the market place. With our market leading technology, stronger cash position and significantly reduced overhead, I believe that we are in a favorable competitive position that we are intent on aggressively capitalizing upon. Our goal is to achieve rapid growth in revenue and earnings from the $7.0 billion financial data market that can benefit from utilizing our products and services."

    About HyperFeed Technologies, Inc.

    HyperFeed Technologies, Inc. (Nasdaq: HYPR) provides high-performance software and enterprise services to process, transmit, distribute and manage market data. HyperFeed's market-leading software technology serves as a corporate-wide ticker plant, providing financial institutions with the flexibility and agility to control their own data sources and data content in a cost-effective manner.
    HyperFeed's MEPS (Managed Exchange Platform Services) and H!Box products are specifically designed to support real-time market data, data management, data reporting, and value-added services for use in delivering and receiving financial content with a competitive edge. Its software can be used with industry-leading APIs, third-party applications or online desktop solutions. MEPS and H!Box have flexible licensing models that can fulfill the needs of exchanges, financial institutions, content providers, channel partners and value-added resellers.
    In addition, a new multicast global network distribution service for real-time financial applications and content known as the Data Delivery Utility (DDU) was launched with SAVVIS Communications in December 2003. With DDU, for the first time, all publishers of financial content can provide their service locally and be aggregated with other forms of content in a raw or normalized fashion at the customer premise. Data-vendor agnostic, this Utility can collect the information the customer wants directly from such key data sources as exchanges, content providers and proprietary sources.

    Safe Harbor Disclosure

    The statements made herein that are not historical in nature are intended to be and are identified as "forward looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, particularly in reference to statements regarding our expectations, plans and objectives. Forward-looking statements may be impacted by a number of factors, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Our filings with the Securities and Exchange Commission identify factors that could cause material differences. Among these factors are our ability to: i) successfully execute our new business model; ii) fund our business either through continuing operations or external financing; iii) successfully attract, retain and integrate key employees; iv) compete successfully against competitive products and services; v) deliver and maintain performance standards according to the terms and conditions of our customer contracts; vi) maintain relationships with key suppliers and providers of market data; vii) maintain our existing customer base while diversifying the Company's presence in the financial institutional marketplace; viii) develop, complete and introduce new product and service initiatives in a timely manner and at competitive price and performance levels; ix) manage the timing of the development and introduction of new products or enhanced versions of existing products; x) gain the market's acceptance of new products; and xi) respond to the effect of economic and business conditions generally. The Company cautions readers that forward-looking statements, including and without limitation, those relating to the Company's future business prospects, revenues, working capital, liquidity, income and margin are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements due to any number of risk factors.



HYPERFEED TECHNOLOGIES, INC. AND SUBSIDIARY
Consolidated Balance Sheets

December 31                                       2003        2002
-----------                                   ------------ -----------
                                ASSETS
Current assets:
  Cash and cash equivalents                    $4,668,038  $1,096,711
  Accounts receivable, less allowance for
   doubtful accounts of: 2003: $0; 2002: $0       797,048      73,290
  Notes receivable, less allowance of: 2003:
   $50,000; 2002: $150,000                        150,465     199,142
  Prepaid expenses and other current assets       173,816      85,893
  Assets related to discontinued operations       811,878   1,097,645
                                              ------------ -----------
          Total current assets                  6,601,245   2,552,681
                                              ------------ -----------

Property and equipment
  Computer equipment                            2,343,853   2,834,875
  Communication equipment                       1,296,550   1,402,652
  Furniture and fixtures                           82,839     108,947
  Leasehold improvements                          531,809     531,397
                                              ------------ -----------
                                                4,255,051   4,877,871
Less: accumulated depreciation and
 amortization                                  (3,019,964) (3,373,394)
                                              ------------ -----------
                                                1,235,087   1,504,477

Other intangible assets, net of accumulated
 amortization of: 2003: $70,000; 2002: $10,000    110,000     170,000
Software development costs, net of accumulated
 amortization of: 2003: $2,733,126; 2002:
 $3,189,313                                     1,732,721   2,013,703
Deposits and other assets                          35,205      54,729
                                              ------------ -----------
Total assets                                   $9,714,258  $6,295,590
                                              ============ ===========

                 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                              $605,644    $185,913
   Accrued expenses                               587,193     234,878
   Accrued compensation                            73,157      72,801
   Income taxes payable                            40,000         ---
   Unearned revenue                                15,000         ---
   Liabilities related to discontinued
    operations                                  2,419,879   3,171,092
                                              ------------ -----------
          Total current liabilities             3,740,873   3,664,684
                                              ------------ -----------

Accrued expenses, less current portion            292,676      36,089
                                              ------------ -----------
Total liabilities                               4,033,549   3,700,773
                                              ------------ -----------

Stockholders' Equity
Preferred stock, $.001 par value; authorized
 5,000,000 shares; issued and outstanding:
 Series A and B 5% convertible: 0 shares at
  December 31, 2003 and 2002                          ---         ---
Common stock, $.001 par value; authorized
 50,000,000 shares; issued and outstanding:
 3,051,989 shares at December 31, 2003 and
 2,503,067 shares at December 31, 2002              3,052       2,503
Additional paid-in capital                     46,070,113  44,585,588
Accumulated deficit                           (40,392,456)(41,993,274)
                                              ------------ -----------
          Total stockholders' equity            5,680,709   2,594,817
                                              ------------ -----------
Total liabilities and stockholders' equity     $9,714,258  $6,295,590
                                              ============ ===========



HYPERFEED TECHNOLOGIES, INC. AND SUBSIDIARY
Consolidated Statements of Operations

For the following years ended
 December 31                         2003         2002         2001
------------------------------ ------------ ------------- ------------
Revenue
   HyperFeed                     $1,029,340         $---         $---
   HYPRWare                         570,623      911,141      296,949
                               ------------ ------------- ------------
Total revenue                     1,599,963      911,141      296,949

Direct costs of revenue           1,537,323    1,342,839    1,826,799
                               ------------ ------------- ------------

Gross margin                         62,640     (431,698)  (1,529,850)
                               ------------ ------------- ------------

Operating expenses
   Sales and marketing              614,845          ---          ---
   General and administrative     3,121,500    2,552,604    2,207,380
   Research and development       1,827,975    1,426,502    2,912,513
   Operations                       186,706          ---          ---
   Depreciation and
    amortization                    997,729    1,685,285    1,713,883
                               ------------ ------------- ------------
Total operating expenses          6,748,755    5,664,391    6,833,776
                               ------------ ------------- ------------

Loss from operations             (6,686,115)  (6,096,089)  (8,363,626)
                               ------------ ------------- ------------

Other income (expense)
   Interest income                   20,381       22,035      104,281
   Interest expense                  (1,636)      (2,772)      (6,293)
                               ------------ ------------- ------------
Net other income                     18,745       19,263       97,988
                               ------------ ------------- ------------

Loss from continuing operations
 before income taxes             (6,667,370)  (6,076,826)  (8,265,638)
   Income tax benefit            (2,612,000)  (1,004,099)  (2,820,000)
                               ------------ ------------- ------------

Loss from continuing operations  (4,055,370)  (5,072,727)  (5,445,638)
                               ------------ ------------- ------------

Discontinued operations
   Income from discontinued
    operations, net of taxes
    (benefit) of 2003:
    $(29,000); 2002: $957,800;
    2001: $2,849,231              1,329,343      711,953    4,000,471
   Gain on disposition of
    discontinued operations,
    net of taxes of $2,681,000    4,326,845          ---          ---
                               ------------ ------------- ------------
Income from discontinued
 operations                       5,656,188      711,953    4,000,471
                               ------------ ------------- ------------

Net income (loss)                 1,600,818   (4,360,774)  (1,445,167)
   Preferred dividends                  ---          ---     (927,455)
                               ------------ ------------- ------------
Net income (loss) available for
 common stockholders             $1,600,818  $(4,360,774) $(2,372,622)
                               ============ ============= ============

Basic net income (loss) per
 share available for common
 stockholders:
   Continuing operations             $(1.43)      $(2.09)      $(3.49)
   Discontinued operations             1.99         0.29         2.19
                               ------------ ------------- ------------
Basic net income (loss) per
 share available for common
 stockholders                         $0.56       $(1.80)      $(1.30)
                               ============ ============= ============
Diluted net income (loss) per
 share available for common
 stockholders:
   Continuing operations             $(1.41)      $(2.09)      $(3.49)
   Discontinued operations             1.97         0.29         2.19
                               ------------ ------------- ------------
Diluted net income (loss) per
 share available for common
 stockholders                         $0.56       $(1.80)      $(1.30)
                               ============ ============= ============
Basic weighted-average common
 shares outstanding               2,844,751    2,427,674    1,827,285
Diluted weighted-average common
 shares outstanding               2,870,154    2,427,674    1,827,285



HYPERFEED TECHNOLOGIES, INC. AND SUBSIDIARY
Consolidated Statements of Cash Flows

For the following years ended
 December 31                        2003         2002         2001
-----------------------------  ------------ ------------- ------------
Cash flows from operating
 activities:
  Net income (loss)             $ 1,600,818  $(4,360,774) $(1,445,167)
  Adjustments to reconcile net
   income (loss) to net cash
   provided by (used in)
   operating activities:
  Depreciation and amortization   1,027,215    1,685,286    1,644,067
  Amortization of software
   development costs              1,330,879    1,363,827    2,087,497
  Provision for doubtful
   accounts                         150,000          ---          ---
  Gain on disposition of
   discontinued operations       (7,007,845)         ---          ---
  Changes in assets and
   liabilities, net of
   acquisitions and
   discontinued operations:
   Accounts receivable             (723,758)      (8,466)     (64,824)
   Prepaid expenses and other
    current assets                  (87,923)     (36,154)     (33,972)
   Deposits and other assets         19,524        7,873      (44,849)
   Accounts payable                 419,731       87,044       30,684
   Accrued expenses                 352,671      (31,958)     (64,212)
   Deferred rent                    256,587      (36,089)     (36,086)
   Unearned revenue                  15,000          ---          ---
   Income taxes payable              40,000       (5,000)     (30,000)
                               ------------ ------------- ------------
  Net cash provided by (used
   in) continuing operations     (2,607,101)  (1,334,411)   2,043,138
  Net cash provided by (used
   in) discontinued operations     (854,094)   3,226,230     (264,581)
                               ------------ ------------- ------------
Net cash provided by (used in)
 operating activities            (3,461,195)   1,891,819    1,778,557
                               ------------ ------------- ------------

Cash flows from investing
 activities:
  Purchase of property and
   equipment                       (643,769)    (458,869)  (1,541,137)
  Software development costs
   capitalized                   (1,157,460)  (1,329,001)  (1,555,189)
  Proceeds from sale of
   discontinued operations        7,300,000          ---          ---
  Purchase of Marketscreen, net
   of cash acquired                     ---          ---     (424,009)
  Repayment (issuance) of note
   receivable                        48,677          858     (100,000)
                               ------------ ------------- ------------
Net cash provided by (used in)
 investing activities             5,547,448   (1,787,012)  (3,620,335)
                               ------------ ------------- ------------

Cash flows from financing
 activities:
  Proceeds from issuance of
   common stock                   1,485,074      384,641      176,082
  Proceeds from sale (purchase)
   of restricted cash
   equivalents                          ---      250,000      (50,000)
  Payment to bank for
   assignment of note
   receivable                           ---     (250,000)         ---
  Principal payments on notes
   payable                              ---          ---     (199,634)
                               ------------ ------------- ------------
Net cash provided by (used in)
 financing activities             1,485,074      384,641      (73,552)
                               ------------ ------------- ------------

Net increase (decrease) in cash
 and cash equivalents             3,571,327      489,448   (1,915,330)
Cash and cash equivalents at
 beginning of year                1,096,711      607,263    2,522,593
                               ------------ ------------- ------------
Cash and cash equivalents at
 end of year                     $4,668,038   $1,096,711     $607,263
                               ============ ============= ============


    CONTACT: HyperFeed Technologies, Inc.
             Christine Colp, 312-913-2833
             ccolp@hyperfeed.com
             or
             Spring, O'Brien
             Jessica Ong, 212-620-7100 x255
             JessicaO@Spring-OBrien.com